Supplement dated October 19, 1999 to PROSPECTUS dated October 18, 1999 of
                           INVESTORS CAPITAL FUNDS
                       Investors Capital Internet Fund



For prospective shareholders of Investors Capital Internet Fund only:

Shares of Investors Capital Internet Fund are not available for purchase at this time. For more information about the Fund, please contact Investors Capital Corporation, the Fund's distributor, at 877-IC FUNDS (877-423-8637).